UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2026

Oncolytics Biotech Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38512	98-0541667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Executive Drive, Suite 325 San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(403) 670-7377
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	ONCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed by Oncolytics Biotech Inc., a British Columbia corporation (“Oncolytics British Columbia”) that previously existed under the laws of Alberta, Canada (“Oncolytics Alberta”). For purposes of this Current Report on Form 8-K, the terms the “Company,” “Oncolytics,” “we,” “us,” and “our” refer to (i) Oncolytics Alberta, (ii) Oncolytics British Columbia, or (iii) Oncolytics Nevada (as defined below), as applicable.

As previously disclosed, at the Company’s Special Meeting of Shareholders held on January 15, 2026 (the “Special Meeting”), the Company’s shareholders approved the Continuance (as defined below) and the Domestication (as defined below), in each case by the affirmative vote of at least two-thirds of the votes cast at the Special Meeting by proxy or in person.

On March 17, 2026, the Company completed the first step of its previously announced two-step redomestication by changing its jurisdiction of incorporation from the Province of Alberta, Canada, to the Province of British Columbia, Canada (the “Continuance”), pursuant to a “continuance” effected in accordance with Section 189 of the Business Corporations Act (Alberta) (the “ABCA”) and a “continuation” in accordance with Section 303 of the Business Corporations Act (British Columbia) (the “BCBCA”). The Certificate of Continuation issued by the British Columbia Registrar of Companies evidencing the Continuance is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

As a result of the Continuance, the Company is now governed by the BCBCA. Upon effectiveness of the Continuance, each outstanding common share, without par value, of Oncolytics Alberta remained issued and outstanding as a common share, without par value, of Oncolytics British Columbia. The Continuance did not result in a change to the Company’s name, and its common shares continue to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “ONCY.” The CUSIP number applicable to the Company’s common shares, 682310875, and the ISIN applicable to the Company’s common shares, CA6823108759, remained unchanged following the Continuance.

The Company expects to complete the second step of its redomestication on March 31, 2026 by changing its jurisdiction of incorporation from the Province of British Columbia, Canada, to the State of Nevada in the United States (the “Domestication,” and the Company following such Domestication, “Oncolytics Nevada”) pursuant to a “continuation out” effected in accordance with Section 308 of the BCBCA and a “domestication” under Nevada Revised Statutes 92A.270.

Upon effectiveness of the Domestication, each outstanding common share of Oncolytics British Columbia automatically became a share of common stock, par value $0.001 per share, of Oncolytics Nevada. The Domestication will not result in a change to the Company’s name, and its common stock will continue to trade on Nasdaq under the ticker symbol “ONCY.” Effective April 1, 2026, the CUSIP number applicable to the Company’s common stock will be 68237V 103 and the ISIN will be US68237V1035.

Further information regarding the Continuance and the Domestication is set forth in the Circular/Prospectus (as defined below) under “Proposal No. 1: The Continuance” and “Proposal No. 2: The Domestication,” respectively, which descriptions are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the consummation of the Continuance, the Company adopted a continuation application, which contained the Notice of Articles of Oncolytics British Columbia (the “Notice of Articles”) and the Articles of Oncolytics British Columbia (the “Articles”), each of which is described in the Company’s management information circular/prospectus (the “Circular/Prospectus”), which constitutes a part of the Company’s registration statement on Form F-4 (File No. 333-290954), as amended, filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on December 9, 2025.

Upon consummation of the Continuance, the rights of the holders of the Company’s common shares were governed by the Articles and the BCBCA, each of which contains provisions that differ in certain respects from Oncolytics Alberta’s organizational documents and the ABCA. The section of the Circular/Prospectus entitled “Annex J—Material Differences between Alberta Corporate Law and British Columbia Corporate Law” describes the general effects of changes to the rights of the Company’s shareholders, and is incorporated herein by reference. More detailed descriptions of the Notice of Articles and the Articles are set forth in the Circular/Prospectus under “Proposal No. 1: The Continuance,” and such descriptions are incorporated by reference herein. The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Notice of Articles and the Articles, copies of which are attached hereto as Exhibits 3.2 and 3.3, respectively, each of which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Notice of Articles and the Articles became effective at the time and on the date set forth in the Certificate of Continuation. The information set forth under the Introductory Note and Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Copies of the Certificate of Continuation, the Notice of Articles, and the Articles are attached hereto as Exhibit 3.1, Exhibit 3.2, and Exhibit 3.3, respectively, and are incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, including statements regarding the anticipated timing and completion of the Domestication and the anticipated first trading day of the Company’s common stock on Nasdaq as shares of a Nevada corporation. Forward-looking statements can generally be identified by the use of words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “could,” “should,” or similar expressions. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks described in the Company’s filings with the SEC, including those described under “Risk Factors” in the Circular/Prospectus and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
3.1	Certificate of Continuation issued by the British Columbia Registrar of Companies.
3.2	Notice of Articles of Oncolytics Biotech Inc.
3.3	Articles of Oncolytics Biotech Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2026	ONCOLYTICS BIOTECH INC.

	By:	/s/ Kirk Look
Name: Kirk Look
Title: Chief Financial Officer